SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549





                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               September 18, 1997
                                (Date of Report)






                          GEORGIA-PACIFIC CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                                    GEORGIA
                            (State of Incorporation)

                                     1-3506
                            (Commission File Number)

                                   93-0432081
                      (IRS Employer Identification Number)

               133 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30303
                    (Address of Principal Executive Offices)

                                 (404) 652-4000
              (Registrant's Telephone Number, including area code)





ITEM 5.                 OTHER EVENTS.

On September 17, 1997, the Corporation issued the following press release.

     ATLANTA -- Georgia-Pacific Corp. today announced it expects to report earnings for the third quarter of 1997, and for the full year, that are well above current First Call estimates.
     Continued strong earnings have been recorded throughout the company's building products group, except for the distribution division, and operating profits in the pulp and paper group year to date are exceeding last year's results for the same period.
     The company also reported that price increases recently announced for several key products, including linerboard and uncoated free sheet, appear to be holding.
     Certain statements contained in this release, including statements regarding future earnings and the ability to realize price increases for key products, as well as other statements which are not historical facts, are forward-looking statements (as such term is defined under the Private Securities Litigation Reform Act of 1995) based on current expectations. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the effect of general economic conditions and any general economic slowdown. In addition, factors that could cause or contribute to actual financial results differing materially from such forward-looking statements include those risks, uncertainties and assumptions discussed in the company's Securities and Exchange Commission filings, including but not limited to, its Current Report on Form 8-K dated October 17, 1996 and its Registration Statement on Form S-4 filed on September 17, 1997.




                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  September 18, 1997


                                  GEORGIA-PACIFIC CORPORATION



                                  By /s/ James F. Kelley
                                    James F. Kelley
                                    Senior Vice President - Law and
                                    General Counsel